Exhibit 10.159

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.: 130339

AMD_00223459.0

AMENDMENT

Date of Amendment: May 26, 2017

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, pursuant to the Agreement (including an Amendment thereto (internal MSCI reference AMD_10028) dated December 6, 2007), MSCI licensed the use of the Original Indexes (as defined below) as the basis of the Funds identified below;

WHEREAS, on a date which is expected to occur on or about *************** (the “Conversion Date”), Licensee wishes to replace each of the Original Indexes with the Replacement Indexes (as defined below) as the basis of the Funds identified below; and

WHEREAS, effective as of the Conversion Date, MSCI and Licensee wish to amend the Agreement to replace each of the Original Indexes with the corresponding Replacement Indexes as the basis of the Funds identified below.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, MSCI and Licensee hereby agree as follows:

1.	Effective as of the Conversion Date, Exhibit A of the Agreement shall be amended to add the following Indexes (the “Replacement Indexes”):

•	MSCI Canada Custom Capped Index
•	MSCI Netherlands IMI 25/50 Index
•	MSCI South Africa 25/50 Index

or such other indexes as agreed by Licensee and MSCI in writing.

Effective as of the Conversion Date, Exhibit A of the Agreement shall be amended to delete the following Indexes (the “Original Indexes”):

•	MSCI Canada Index
•	MSCI Netherlands IMI Index
•	MSCI South Africa Index

After the Conversion Date, Licensee shall provide MSCI with prompt written notice of the date on which the Conversion Date occurred.

2.	Licensee may use the Index set forth in Section 1 above solely with respect to the following Licensee funds, each of which shall be a “Fund” as such term is defined in the Agreement:

•	iShares MSCI Canada ETF
•	iShares MSCI Netherlands ETF

A.N.: 130339

AMD_00223459.0

•	iShares MSCI South Africa ETF

or such other names as agreed by Licensee and MSCI in writing.

The Funds shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.

Licensee shall pay MSCI a ************ license fee based on ************************************** ******************, which fee shall be calculated and payable on a ***************.  The ********* license fee shall be calculated ************************************************************************  *********************************************************************************************************,as follows:

********************	*********************
****************	******************************** ****************************** ***********
**********************	******************************** *********************************** ******
*************************	******************************* ********************************* *******
***********************	******************************* ***********************************
*************	******************************* *********************************** ******

For the avoidance of doubt, the ********* license fees shall be calculated *************.  For example, ****** ******************************************************************************************************************************************************************************************  ********************************************************************************************* *********************************************************************************************  *************************************************************************************************************************************************.

“Expense Ratio” shall mean the ****************************************** when dividing ***********

*************************************************************************************************************************************************************************************************************************************************.

Notwithstanding anything to the contrary contained herein, if during any relevant period any Fund ************

**************** or if any Fund’s ********************************** or if any Fund has *********

**********, the ********* licensee fee for such Fund shall ********************************************

**************************************************.

4.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.

MSCI may terminate this Amendment with respect to any Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not use the applicable Replacement Index for the relevant Fund.

A.N.: 130339

AMD_00223459.0

c.

If Licensee delists any Fund or changes the underlying Index for any Fund, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such Fund shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors	MSCI Inc.
By /s/ Diane Lumley	By /s/ Alex Gil
Name Diane Lumley	Name Alex Gil
Title Managing Director	Title Executive Director
Date 5-26-17	Date May 31, 2017

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